UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 25, 2026
Date of Report (Date of earliest event reported)

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15943	06-1397316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 Ballardvale Street
Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

781-222-6000
(Registrant’s Telephone Number, including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRL	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Planned Divestiture of CDMO and Cell Solutions Businesses
On February 25, 2026, Charles River Laboratories International, Inc. (the “Company”) announced that it has signed a definitive agreement to divest its contract development and manufacturing products and services (“CDMO”) and Cell Solutions businesses to GI Partners, primarily for future, contingent performance-based payments. The CDMO business provides services related to the production of advanced therapies for gene-modified cell therapies, as well as gene therapies including viral vectors and plasmid DNA; and the Cell Solutions business provides human-derived cellular materials used in the development and production of cell therapies.
The Company will sell its CDMO sites in Tennessee, Maryland, and the United Kingdom and its Cell Solutions site in California. The businesses generated combined annual revenue of $143 million in 2025, including $117 million in the Manufacturing Solutions segment and $26 million in the Research Models and Services ("RMS") segment. The transaction is expected to close during the second quarter of 2026, subject to customary closing conditions.
Planned Divestiture of Certain European Discovery Services Assets
Separately on February 25, 2026, the Company announced that it has signed a definitive agreement to divest certain European assets within its Discovery Services business to IQVIA Holdings Inc. for approximately $145 million in cash, subject to customary closing adjustments. In addition to the initial proceeds, the transaction includes potential additional payments to the Company of up to $10 million. The Company will sell certain discovery services capabilities totaling $144 million in 2025 annual revenue in the Discovery and Safety Assessment ("DSA") segment, and the transaction is expected to close during the second quarter of 2026, subject to customary closing conditions.
The Company plans to divest five European sites that include certain discovery services capabilities in the following areas:
•In vitro drug discovery services that primarily include medicinal chemistry and structural biology services (Cambridge, UK site); and
•Certain pharmacology services, primarily in the areas of oncology, neuroscience, immunology, and advanced cell biology (Freiburg, Germany; Kuopio, Finland; Portishead, UK; and Leiden, Netherlands sites).
The Company will retain other drug discovery capabilities totaling approximately 40% of its Discovery Services revenue in 2025.
Updates 2026 Guidance
The Company is updating its financial guidance for 2026, which was initially provided on February 18, 2026, for the impact of the planned divestitures. The updated financial guidance assumes both transactions close during the second quarter of 2026. The planned divestitures are expected to reduce reported revenue by slightly more than $200 million in 2026, including more than a 50-basis-point reduction to organic revenue growth guidance. The transactions are expected to generate at least 100 basis points of incremental non-GAAP operating margin improvement in 2026 and add approximately $0.10 to non-GAAP earnings per share for the partial year.

The Company’s updated 2026 guidance for revenue and non-GAAP earnings per share is as follows:

2026 GUIDANCE INCLUDING THE IMPACT OF THE PLANNED DIVESTITURES (1)
Revenue growth, reported (prior)	At Least Flat to +1.5%
Less: Revenue impact from planned divestitures	~(5.0)%
Revenue growth/(decrease) including divestiture impact, reported	(5.0)% - (3.5)%
Revenue growth/(decrease), organic (prior)	(1.0)% to At Least Flat
Less: Organic revenue impact from planned divestitures	>(0.5)%
Revenue growth/(decrease) including divestiture impact, organic	(1.5)% - (0.5)%
Charles River non-GAAP EPS estimate (prior)	$10.70 - $11.20
Plus: Accretion from planned divestitures (partial year)	~$0.10
Non-GAAP EPS estimate including impact of planned divestitures (2)	$10.80 - $11.30

Footnotes to Guidance Table including Planned Divestitures:
(1) Assumes the planned divestitures of certain European Discovery Services assets and the CDMO and Cell Solutions businesses are completed during the second quarter of 2026.
(2) Additional items excluded from non-GAAP earnings per share are expected to include divestiture-related costs, which primarily include transaction, advisory, and certain transition costs. Estimates of these costs have not been finalized.

This Current Report on Form 8-K contains forward-looking, non-GAAP financial measures, such as non-GAAP earnings per share, non-GAAP operating margin, and non-GAAP earnings per share accretion related to the planned divestitures described herein. These non-GAAP financial measures exclude, but are not limited to, divestiture-related costs, including transaction, advisory, and certain transition costs The corresponding GAAP financial measures are not provided because the items that are excluded from GAAP to calculate the comparable non-GAAP measure are dependent on future events that are not able to be reliably predicted by management and are not part of routine operating activities. The Company is unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty in predicting the occurrence, the financial impact, and the periods in which the planned aggregate divestitures may be recognized. The occurrence, timing and amount of any of the items excluded from GAAP to calculate non-GAAP could significantly impact our GAAP results. There are limitations in using non-GAAP financial measures, as they are not presented in accordance with generally accepted accounting principles, and may be different than non-GAAP financial measures used by other companies. In particular, we believe that the inclusion of supplementary non-GAAP financial measures in this report helps investors to gain a meaningful understanding of our core operating results and future prospects without the effect of these often-one-time charges, and is consistent with how management measures and forecasts the Company's performance, especially when comparing such results to prior periods or forecasts. We believe that the financial impact of our divestitures (and in certain cases, the evaluation of such divestitures, whether or not ultimately consummated) is often large relative to our overall financial performance, which can adversely affect the comparability of our results on a period-to-period basis. In addition, certain activities and their underlying associated costs, such as business divestitures, generally occur periodically but on an unpredictable basis. Non-GAAP results also allow investors to compare the Company’s operations against the financial results of other companies in the industry who similarly provide non-GAAP results. The non-GAAP financial measures included in this report are not meant to be considered superior to or a substitute for results of operations presented in accordance with GAAP. The Company intends to continue to assess the potential value of reporting non-GAAP results consistent with applicable rules and regulations.

This Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the report are “forward-looking,” rather than historic. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “may,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements also include statements regarding: the projected future financial performance of the Company and its specific businesses, including as delineated in forward-looking guidance, and particularly expectations with respect to revenue, earnings per share, and operating margin; the planned divestitures of CDMO and Cell Solutions businesses and certain European Discovery Services assets, including expectations with respect to terms, timing and impact of the divestitures on the Company, including on its financial performance, such as revenue, growth, earnings per share, and operating margin; our ability to create long-term value for our shareholders and successfully execute on our strategic initiatives, including the impact and results of such initiatives;and the Company’s plans or prospects, expectations and long-term goals associated with our business. Forward-looking statements are based on the Company’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements Those risks and uncertainties include, but are not limited to: the ability to complete the planned divestitures and the impact of the events described herein. Furthermore, these and other risks relating to the Company are set forth in the documents filed by the Company with the Securities and Exchange Commission, including without limitation, the Company’s Annual Report on Form 10-K for the year ended December 27, 2025. The Company does not undertake, and assumes no obligation and expressly disclaims any duty, to update or revise its forward-looking statements or any of the information contained in this Current Report on Form 8-K, including related to future events or circumstances except as required by law. New information, future events, or risks may cause the forward-looking events we discuss in this Current Report on Form 8-K not to occur.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Date:	February 25, 2026	By:	/s/ Matthew L. Daniel
Matthew L. Daniel, Corporate Senior Vice President,
General Counsel, Corporate Secretary & Chief Compliance Officer

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